Summary of Financial Information for Discontinued Operations (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Discontinued Operations And Disposal Groups [Abstract]
Loss before income tax	$ (693)	$ (634)
Loss from discontinued operations, net of income tax	(693)	(634)
Prepaid expenses and other receivables	79	74
Total assets	79	74
Accrued expenses and other payables	128	121
Total liabilities	128	121
Net liabilities of discontinued operations	$ (49)	$ (47)